UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 18, 2009 (May 18, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 18, 2009, China Biologic Products, Inc. (the "Company") issued a press release announcing its financial results for the quarters ended March 31, 2009 and 2008. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.         REGULATION FD DISCLOSURE.

In anticipation of the Company’s planned presentation on May 18, 2009, to a group of potential investors at the China Rising Investment Conference, sponsored by CCG Investor Relations Strategic Communications (the "China Rising Conference"), the Company is disclosing its planned presentation materials in this Current Report on Form 8-K in order to avoid the selective disclosure of any material nonpublic information at the China Rising Conference. The Company’s presentation materials are attached hereto as Exhibits 99.2 and 99.3.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit	Description

99.1	Press Release, dated May 18, 2009.

99.2	Slide Presentation of China Biologic Products, Inc., May 2009

99.3	Company Profile - China Biologic Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: May 18, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated May 18, 2009.

99.2	Slide Presentation of China Biologic Products, Inc., May 2009

99.3	Company Profile - China Biologic Products, Inc.